Nov 16
2016

Southwest IDEAS Investor Conference

Lee D. Rudow
President and CEO

Michael J. Tschiderer
Chief Financial Officer

TRANSCAT®
Trust in every measure

Safe Harbor Statement

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact and thus are subject to risks, uncertainties and assumptions. Forward-looking statements are identified by words such as "expects," "estimates," "projects," "anticipates," "believes," "could" and other similar words. All statements addressing operating performance, events or developments that Transcat, Inc. expects or anticipates will occur in the future, including but not limited to statements relating to anticipated revenue, profit margins, sales operations, capital expenditures, cash flows, operating income, growth strategy, segment growth, potential acquisitions, integration of acquired businesses, market position, customer preferences, outlook and changes in market conditions in the industries in which Transcat operates are forward-looking statements. Forward-looking statements should be evaluated in light of important risk factors and uncertainties. These risk factors and uncertainties are more fully described in Transcat's Annual and Quarterly Reports filed with the Securities and Exchange Commission, including under the heading entitled "Risk Factors." Should one or more of these risks or uncertainties materialize, or should any of the Company's underlying assumptions prove incorrect, actual results may vary materially from those currently anticipated. In addition, undue reliance should not be placed on the Company's forward-looking statements. Except as required by law, the Company disclaims any obligation to update or publicly announce any revisions to any of the forward-looking statements contained in this presentation.

A Leader in Fragmented Calibration & Laboratory Instrument Service Market
Value-Added Distributor of Test, Measurement & Control Instrumentation

- ✓ Service segment is our primary growth engine
- ✓ Achieved critical revenue mass in the Service segment
- ✓ Long-term operating earnings to grow faster than revenue
- ✓ Distribution gaining traction through diversification
- ✓ Strong leadership in place to drive company to next level

Market Capitalization	$73.4 Million	Common Shares Outstanding	7.0 Million
52-Week Price Range	$8.26- $11.85	Ownership: Institutions	54%
Average Volume (3 mo.)	6,200	Insiders	7%
Recent Price	$10.47	Adjusted EBITDA* (Q2 FY17 TTM)	$12.6 Million
		EPS (Q2 FY17 TTM)	$0.62

Market data as of November 11, 2016 [Source: Bloomberg, including intra-day pricing]; ownership as of most recent filing
** See supplemental slides for Adjusted EBITDA reconciliation and other important information regarding Adjusted EBITDA*

Two Complementary Segments

- Service
  - Double-digit growth
  - Recurring revenue stream
  - Strong operating leverage
  - Driven by regulation
- Distribution
  - New Test Equipment
  - Rentals
  - Used equipment
  - Strong cash generation


Service
$65.6MM
(50%)
Distribution
$65.1MM
(50%)

Q2 FY 2017 TTM Revenue: **$130.7MM**

✓ **Unique value proposition**
✓ **Leverage between segments**

Calibration Services Market

$1.0 Billion Addressable Market[1]


25%
OEMs
40%
3rd Party
Service
Providers
35%
In-house
Laboratories

#2 in Market Share by Revenue for 3rd Party Service Providers[2]


22%
20%
Transcat
18%
19%
10%
11%
Tektronix
Transcat
Trescal
SIMCO Electronics
Regionals *($5mm-$15mm)*
Others *(highly fragmented; $500k-$5mm)*

[1] Estimated Addressable North American Calibration Market
[2] Percentage of Revenue (North America), Company estimates

Unique Service Value Proposition

22 Locations to Serve Customers in the U.S., Canada and Puerto Rico

Flexible Service Delivery Options:

- Permanent on-site
- Periodic on-site
- Mobile
- In-house
- Pickup & Delivery


Portland
Ottawa
Montreal
Toronto
Rochester
Boston
Milwaukee
Pittsburgh
Harrisburg
Philadelphia
Ft. Wayne
Dayton
Denver
Los Angeles
Irvine
San Diego
Phoenix
St. Louis
Nashville
Charlotte
Houston
San Juan
Map Legend
Headquarters
Calibration Labs

Broad and Diverse Blue Chip Customer Base

Percentage of Service Revenue*


Other
18%
Aerospace & Defense
5%
Chemical
6%
Energy/Utilities
7%
Industrial
21%
Life Science /
FDA-regulated
43%

* Company estimates

Full Suite of Products and Services

Unique Among Competition


New Instrument Calibration
Calibration Services
Validation & Laboratory Services
Product Distribution and Rental (New & Used Equipment)
Superior Quality

- Serve an expanded Life Science market
- Mission critical services

Financial Results

TRANSCAT Trust in every measure

Consolidated Results

($ in millions)


Consolidated Revenue
4% CAGR*
$112.3
$118.5
$123.6
$122.2
$130.7
FY 2013
FY 2014
FY 2015
FY 2016
Q2 FY2017 TTM


Consolidated Operating Income
5% CAGR*
$5.9
$6.7
$6.8
$6.3
$6.9
FY 2013
FY 2014
FY 2015
FY 2016
Q2 FY2017 TTM

Distribution Service

*FY 2013 – Q2 FY 2017 TTM

Record Service Segment Performance

($ in millions)

Service Revenue


$40.7
$48.2
$51.8
$59.2
$65.6
FY 2013
FY 2014
FY 2015
FY 2016
Q2 FY2017 TTM

Service Operating Income


$1.3
3.2%
$2.4
4.9%
$3.7
7.1%
$4.2
7.0%
$4.5
6.9%
% of Service Revenue
FY 2013
FY 2014
FY 2015
FY 2016
Q2 FY2017 TTM

- Revenue increase driven by organic and acquisition-related growth
- 30 consecutive quarters of YOY revenue growth
- Revenue: +19%
  (Q2 FY17 vs Q2 FY16)
- Operating margin affected by:
  - Softness in Canadian markets, particularly aerospace sector
  - Increased G&A expense allocation

Distribution Rebound

($ in millions)

Distribution Sales


$71.6
$70.3
$71.8
$63.0
$65.1
FY 2013
FY 2014
FY 2015
FY 2016
Q2 FY2017 TTM

Distribution Operating Income


$4.6
$4.3
$3.1
$2.1
$2.4
6.5%
6.2%
4.3%
3.4%
3.7%
% of Distribution Sales
FY 2013
FY 2014
FY 2015
FY 2016
Q2 FY2017 TTM

- Sales rebounded in Q2 FY17
  - Incremental Excalibur sales
  - Expansion of used equipment and rental business
  - Organic growth: Strong demand from alternative energy markets
- Operating margin expansion
  - Improved customer mix
  - High-margin rentals
  - Decreased G&A allocation

TRANSCAT Trust in every measure

Strong Cash Generation and Bottom-Line

($ in millions)

Adjusted EBITDA[1]



$8.9
$10.0
$10.3
$10.6
$12.6
$3.1
$4.6
$6.1
$7.5
$8.9
$5.8
$5.4
$4.1
$3.1
$3.7
FY 2013
FY 2014
FY 2015
FY 2016
Q2 FY2017 TTM
Distribution
Service

Net Income



$3.7
$4.0
$4.0
$4.1
$4.4
FY 2013
FY 2014
FY 2015
FY 2016
Q2 FY2017 TTM

EPS	$0.49	$0.54	$0.57	$0.58	$0.62

- Service segment Adjusted EBITDA
  - +25% in Q2 FY17
  - +35% CAGR
- Distribution segment generates significant cash
- Net income: +5% CAGR
- Expect tax rate to range between 34% and 36% in fiscal 2017[2]

[1] See supplemental slides for Adjusted EBITDA reconciliation and other important information regarding Adjusted EBITDA.

[2] FY 2017 tax rate guidance provided as of October 25, 2016

CAGR calculated FY 2013 – Q2 FY 2017 TTM

All figures are rounded to the nearest million; therefore, totals shown in graphs may not equal the sum of the segments.

Balance Sheet Supports Growth Strategy

($ in millions)

Total Debt


$8.0
$7.6
$12.2
$19.1
$23.8
FY 2013
FY 2014
FY 2015
FY 2016
Q2 FY 2017

- Acquisitions
  - $13.9 million in FY16
  - $7.6 million in Q1 FY17
- $15.6 million available from credit facility at end of Q2 FY17

Debt to Total Capitalization


20.2%
20.2%
26.2%
32.9%
36.6%
FY 2013
FY 2014
FY 2015
FY 2016
Q2 FY 2017

Capital Expenditures


$2.7
$2.0
$3.5
$4.1
$5.0-$5.5
$2.5
FY17 YTD
FY 2013
FY 2014
FY 2015
FY 2016
FY 2017E*

* FY 2017 capital expenditure guidance provided as of October 25, 2016

Generating Cash to Drive Key Investments

FY 2009 to Q2 FY 2017


($ in millions)
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
$0.2
$26.7
$24.9
$26.2
$2.0
($20.3)
($50.6)
($8.5)
$0.6
FY2009 Cash & Investments, Net
Net Income
D&A and Working Capital Change
Financing/Other
FX Effect
Capital Expenditures
Business Acquisitions
Repurchase of Common Stock
Q2 FY2017 Cash & Investments, Net
Sources of Cash
Uses of Cash

Growth Strategy and Outlook

TRANSCAT Trust in every measure

Diversification to Drive Distribution

Why the pivot in strategy?

- Great synergies between businesses
- Leverage of current infrastructure
- Higher gross margins on used and rental equipment
- Well indexed web domain
- Differentiation through "value add"


New Instrument Sales
Then
Lead Generation for Service Business
Used Equipment Sales
Rental of Test Instruments
New Instrument Sales
Now

Drive Double-Digit Service Growth

- Take market share from 3rd party providers and OEMs
- Capture outsourcing of internal labs
- Continually enhancing our C3 Asset Management software (web-based customer portal)


Organic Growth Strategy
Acquisition Strategy

- Geographic expansion
- Increased capabilities and expertise
- Bolt-on/leverage infrastructure
- Sweet spot = revenue of $500K - $5M
- Pay 4-6x EBITDA with 15% IRR threshold

Executing Acquisition Strategy


Westcon
FY 2009
FY 2010
United Scale and Engineering
ACA Tmetrix
FY 2011
Wind Turbine Tools
CMC Instrument Services
FY 2012
Newark Calibration Services
Anacor Compliance Services
FY 2013
Cal-Matrix Metrology
Ulrich Metrology
FY 2015
Apex Metrology Solutions
Calibration Technologies
Spectrum Technologies
FY 2016
Anmar Metrology
Dispersion Laboratory
Excalibur Engineering
FY 2017

Recent Acquisition Drivers

	Geographic Expansion	*Increased Capabilities and Expertise*	*Leveraged Infrastructure*
Excalibur Engineering	✓	✓	✓
Dispersion Laboratory		✓	✓
Spectrum Technologies	✓	✓	
Anmar Metrology	✓		
Calibration Technologies		✓	

FY 2017 Outlook*

- Double-digit Service segment revenue growth
  - Growth supported by recent acquisitions
  - Continued focus on organic growth into the highly regulated life sciences and A&D
  - Achieve sales and cost synergies to drive operating leverage and margin expansion
- Optimistic Distribution segment rebound will continue
  - Expand high-margin rental and used equipment business with boost from Excalibur
- Remain selective and disciplined in acquisition approach
- Strong consolidated results for the fourth quarter and fiscal 2017
  - Expect solid Q3 results (will be somewhat muted compared with Q3 FY16 given prior-year compensation adjustments)

Long-term Objectives *(within 4-5 years)*

- $175 million to $200 million revenue
- Continued improvement in margin leverage as revenue grows

** Outlook provided as of October 25, 2016*

Nov 16
2016

Southwest IDEAS Investor Conference

TRANSCAT®
Trust in every measure

Supplemental Information

TRANSCAT Trust in every measure

Adjusted EBITDA Reconciliation

($ in thousands)

	FY 2013	FY 2014	FY 2015	FY 2016	Q2 FY 2017 TTM
Net Income	$ 3,704	$ 3,984	$ 4,026	$ 4,124	$ 4,375
+ Interest	117	130	234	247	465
+ Other Expense / (Income)	111	129	111	48	58
+ Tax Provision	2,014	2,462	2,397	1,883	2,023
Operating Income	$ 5,946	$ 6,705	$ 6,768	$ 6,302	$ 6,921
+ Depreciation & Amortization	2,702	2,945	3,090	3,946	5,309
+ Other (Expense) / Income	(111)	(129)	(111)	(48)	(58)
+ Noncash Stock Comp	343	527	507	359	405
Adjusted EBITDA	$ 8,880	$ 10,048	$ 10,254	$ 10,559	$ 12,577

In addition to reporting net income, a U.S. generally accepted accounting principle ("GAAP") measure, we present Adjusted EBITDA (earnings before interest, income taxes, depreciation and amortization, and non-cash stock compensation expense), which is a non-GAAP measure. Our management believes Adjusted EBITDA is an important measure of our operating performance because it allows management, investors and others to evaluate and compare the performance of its core operations from period to period by removing the impact of the capital structure (interest), tangible and intangible asset base (depreciation and amortization), taxes, and stock-based compensation expense, which is not always commensurate with the reporting period in which it is included. As such, our management uses Adjusted EBITDA as a measure of performance when evaluating our business segments and as a basis for planning and forecasting. Adjusted EBITDA is also commonly used by rating agencies, lenders and other parties to evaluate our credit worthiness. Adjusted EBITDA is not a measure of financial performance under GAAP and is not calculated through the application of GAAP. As such, it should not be considered as a substitute or alternative for the GAAP measure of net income and, therefore, should not be used in isolation of, but in conjunction with, the GAAP measure. Adjusted EBITDA, as presented, may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non-GAAP measure used by other companies.

TRANSCAT® Better by every measure

Segment Adjusted EBITDA Reconciliation

($ in thousands)

	FY 2013	FY 2014	FY 2015	FY 2016	Q2 FY 2017 TTM
Service Operating Income (loss)	$ 1,311	$ 2,379	$ 3,693	$ 4,155	$ 4,505
+Depreciation & Amortization	1,740	2,144	2,362	3,216	4,203
+Other (Expense) / Income	(84)	(141)	(138)	(64)	(65)
+Noncash Stock Comp	150	230	224	171	209
Service Adjusted EBITDA	$ 3,117	$ 4,612	$ 6,141	$ 7,478	$ 8,852
Distribution Operating Income	$ 4,635	$ 4,326	$ 3,075	$ 2,147	$ 2,416
+Depreciation & Amortization	962	801	728	730	1,106
+Other (Expense) / Income	(27)	12	27	16	7
+Noncash Stock Comp	193	297	283	188	196
Distribution Adjusted EBITDA	$ 5,763	$ 5,436	$ 4,113	$ 3,081	$ 3,725
Service	$ 3,117	$ 4,612	$ 6,141	$ 7,478	$ 8,852
Distribution	$ 5,763	$ 5,436	$ 4,113	$ 3,081	$ 3,725
Total Adjusted EBITDA	$ 8,880	$ 10,048	$ 10,254	$ 10,559	$ 12,577

In addition to reporting net income, a U.S. generally accepted accounting principle ("GAAP") measure, we present Adjusted EBITDA (earnings before interest, income taxes, depreciation and amortization, and non-cash stock compensation expense), which is a non-GAAP measure. Our management believes Adjusted EBITDA is an important measure of our operating performance because it allows management, investors and others to evaluate and compare the performance of its core operations from period to period by removing the impact of the capital structure (interest), tangible and intangible asset base (depreciation and amortization), taxes, and stock-based compensation expense, which is not always commensurate with the reporting period in which it is included. As such, our management uses Adjusted EBITDA as a measure of performance when evaluating our business segments and as a basis for planning and forecasting. Adjusted EBITDA is also commonly used by rating agencies, lenders and other parties to evaluate our credit worthiness. Adjusted EBITDA is not a measure of financial performance under GAAP and is not calculated through the application of GAAP. As such, it should not be considered as a substitute or alternative for the GAAP measure of net income and, therefore, should not be used in isolation of, but in conjunction with, the GAAP measure. Adjusted EBITDA, as presented, may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non-GAAP measure used by other companies.

Seasoned Executive Team Driving Growth

Lee D. Rudow
President and Chief Executive Officer

- More than 30 years of industry experience
- Demonstrated growth record
- Joined Transcat in 2011

Rob A. Flack
Vice President of Operations

- 17 Years in Service Segment; previously with Davis Calibration and Tektronix
- Joined Transcat in 2014

Jennifer J. Nelson
Vice President of Human Resources

- More than 16 years of comprehensive HR experience
- Joined Transcat in 2012

Mike W. West
Vice President of Inside Sales & Marketing

- Provided services on a consulting basis for several years prior to joining Transcat
- Joined Transcat in 2014

Michael J. Tschiderer
Chief Financial Officer

- Public company, PE and VC experience
- Joined Transcat in 2015